UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2016

Life Clips, Inc.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

333-198828	46-2378100
(Commission File Number)	(IRS Employer Identification No.)

233 S. Sharon Amity Road, Suite 201, Charlotte, NC 28211
(Address of principal executive offices) (Zip Code)

(800) 292-8991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 13, 2016, the board of directors of the Company appointed Robert Finigan to serve as President of the Company. Mr. Finigan was granted 3,000,000 stock options on October 13, 2016 as compensation for his service as President, which shall vest as 500,000 shares at the end of the first three months, 500,000 shares at the end of the seventh month, 1,000,000 shares on the one year anniversary of the grant date, and 1,000,000 shares on the eighteen-month anniversary of the grant date.

Mr. Finigan has served in interim C-Level executive roles and board advisory positions for several start-up and technology companies as Founder of Black Labs Ventures LLC, a strategy consulting firm from 2015 through 2016, in addition to leading product and marketing efforts as Chief Marketing Officer and Chief Branding Officer for Modere LLC, a global health and wellness brand from October 2012 through 2016. Mr. Finigan served as Executive Vice President for Mood Media, a global media and entertainment company from 2002 through 2012, and served as Vice President of New Media at Bank of America from 1999-2002. Mr. Finigan obtained a BFA in Design and Photography from the Rochester Institute of technology, College of Imaging Arts and Sciences in 1997.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE CLIPS, INC.

Date: October 24, 2016	By:	/s/ Robert Gruder
Robert Gruder, Chief Executive Officer